Exhibit 10.32

EXECUTION COPY

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

among

CELLU TISSUE HOLDINGS, INC.

and certain of its Subsidiaries,

CELLU PAPER HOLDINGS, INC.,

THE BANK OF NEW YORK TRUST COMPANY, N.A.,

as Note Collateral Agent,

JPMORGAN CHASE BANK, N.A.,

as U.S.  Administrative Agent,

JP MORGAN CHASE BANK, N.A., TORONTO BRANCH,

as Canadian Administrative Agent,

and

THE CIT GROUP/BUSINESS CREDIT, INC.,

as Agent to the Prior Bank Lenders

Dated as of June 1, 2006

AMENDED AND RESTATED 1NTERCREDITOR AGREEMENT, dated as of June 12, 2006, among:

(1)           CELLU TISSUE HOLDINGS, INC.  (the “Company”), CELLU PAPER HOLDINGS, INC.  (the “Parent”) and certain of the subsidiaries of the Company specified on the signature pages hereof or each other subsidiary that becomes a party hereto;

(2)           THE BANK OF NEW YORK TRUST COMPANY, N.A., as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Note Collateral Agent”), under the Amended and Restated Security Agreement, dated as of June12, 2006 (as amended, supplemented or otherwise modified from time to time, the “Note Security Agreement”), among the Company, certain of its subsidiaries parties thereto and the Note Collateral Agent for the benefit of the secured parties named therein;

(3)           JPMORGAN CHASE BANK, N.A., as U.S. administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Bank Agent”) under the Pledge and Security Agreement, dated as of June 12, 2006 (as amended, supplemented or otherwise modified from time to time, the “Bank US Security Agreement”), among the Company, the Parent, the other Bank Guarantors (as defined herein) and the Bank Agent for the benefit of the secured parties named therein;

(4)           JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Bank Canadian Agent”; and together with the Bank Agent, collectively, the `Bank Administrative Agent”) under the General Security Agreement, dated as of June 12, 2006 (as amended, supplemented or otherwise modified from time to time, the “Bank Canadian Security Agreement”; and together with the Bank US Security Agreement, collectively, the “Bank Security Agreements”), between the Canadian Borrower (as defined herein) and the Bank Canadian Agent for the benefit of the secured parties named therein; and

(5)           THE CIT GROUP/BUSINESS CREDIT INC.  (the “Prior Agent”), as agent to the lenders (the “Prior Bank Lenders”) under the Financing Agreement, dated as of March 12, 2004 (the “Prior Bank Financing Agreement”).

W I T N E S S E T H:

WHEREAS, pursuant to the Indenture, dated as of March 12, 2004 (as amended by the First Supplemental Indenture dated as of June 2, 2006 and as may be further amended, supplemented or otherwise modified from time to time, the “Note Indenture”) among the Company, its subsidiaries parties thereto and The Bank of New York Trust Company, NA., as successor trustee to The Bank of New York, the Company has issued to the holders (the “Holders”) its 93/4% Senior Secured Notes due 2010 (the “Notes”), and may issue from time to time additional notes, upon the terms and subject to the conditions set forth therein and herein;

WHEREAS, in connection with the purchase by the Holders of the Notes and the obligation of the Prior Bank Lenders to make their respective extensions of credit under the Prior

Bank Financing Agreement, the Company entered into an Intercreditor Agreement, dated March 9, 2004, among the Company, certain of its subsidiaries, the Parent, The Bank of New York, as note collateral agent, and The CIT Group/Business Credit, Inc., as bank agent and as Bank Canadian agent (the “Original Intercreditor Agreement”) for the purpose of setting forth the relative priority of the liens created by the Note Security Agreement and the security agreement entered into in connection with the Prior Bank Financing Agreement;

WHEREAS, for the purpose of refinancing and replacing the Prior Bank Financing Agreement as permitted under the Note Indenture, the Company is entering into a Credit Agreement, dated as of June 12, 2006 (as amended, supplemented or otherwise modified from time to time, the “Bank Financing Agreement”), among the Company, the Parent, Interlake Acquisition Corporation Limited (as “Canadian Borrower”; and together with the Company and any other Person that becomes a borrower under the Bank Financing Agreement, collectively, the “Borrowers”), the other loan party guarantors party thereto (together with the Company, the Parent and any other Person that becomes a guarantor of the Bank Financing Agreement, collectively, the “Bank Guarantors”), each other financial institution from time to time party thereto as a lender (the “Bank Lenders”), the Bank Agent, as U.S. administrative agent and the Bank Canadian Agent, as Canadian administrative agent, in which the Bank Lenders have severally agreed to make extensions of credit and other financial accommodations from time to time to the Borrowers upon the terms and subject to the conditions set forth therein and herein;

WHEREAS, the Note Collateral Agent, Bank Administrative Agent, the Borrowers and the Bank Guarantors desire to enter into this Agreement to amend and restate the Original Intercreditor Agreement for the purpose of removing the Prior Agent as a party, adding the Bank Agent and the Bank Canadian Agent as parties and setting forth the relative priority of the liens created by the Note Security Agreement and the Bank Security Agreements and the respective rights of the Note Collateral Agent and the Bank Administrative Agent in respect of the exercise of the rights and remedies in respect of the Collateral (as defined herein) and the application of the proceeds thereof;

NOW, THEREFORE, in order to induce the Bank Lenders to enter into the Bank Financing Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Prior Intercreditor Agreement in its entirety as follows:

SECTION 1.    DEFINED TERMS

1.1           Definitions.  (a)  Unless otherwise defined herein, the following terms are used herein as defined in the New York UCC:  Accessions, Account Debtor, Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Electronic Chattel Paper, Equipment, Farm Products, Financial Assets, Fixtures, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights, Securities Accounts and Supporting Obligations.

(b)           The following terms have the following meanings:

“Additional Amounts”: as defined in the Note Indenture.

“Additional Interest”: any additional interest payable on the Notes pursuant to Section 2(d) of the Registration Rights, dated as of March 12, 2004, among the Company, the Note Guarantors and J.P. Morgan Securities Inc., on behalf of itself and the other initial purchasers.

“Agreement”: this Amended and Restated Intercreditor Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Asset Disposition”: as defined in the Note Indenture.

“Asset Swap”: as defined in the Note Indenture.

“Bank Borrower Obligations”: the collective reference to the unpaid principal of and interest on the loans under the Bank Financing Agreement, all amounts owing pursuant to Sections 2.15, 2.16 or 2.18 of the Bank Financing Agreement (collectively, the “Increased Costs”) and all other obligations and liabilities of the Borrowers (including, without limitation, interest accruing at the then applicable rate provided in the Bank Financing Agreement after the maturity of the Bank Financing Agreement loans and interest accruing at the then applicable rate provided in the Bank Financing Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Parent, the Borrowers or the other Bank Guarantors, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Bank Administrative Agent or to any Bank Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Bank Financing Agreement, any other Bank Document or any other document made, delivered or given in connection with any of the foregoing and any renewal, replacement, or refinancing thereof, in each case whether on account of principal, premium, if any, the Increased Costs, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Bank Administrative Agent or to any Bank Secured Party that are required to be paid by any of Parent, the Borrowers or the other Bank Guarantors pursuant to the terms of any of the foregoing agreements).

“Bank Collateral Account”: shall have the same meaning as the term “Collateral Account” under the Bank Security Agreements.

“Bank Documents”: the collective reference to the Bank Financing Agreement, the Bank Security Agreements, each Bank Guarantee and any other documents entered in connection therewith.

“Bank First Priority Lien”: the reference to “First Priority Interest” and “First Priority Security Interest” as defined in and granted or purported to be granted pursuant to the Bank US Security Agreement and Bank Canadian Security Agreement, respectively.

“Bank Guarantee”: a guarantee to be executed and delivered by each Bank Guarantor pursuant to the Bank Financing Agreement.

“Bank Guarantor Obligations”: with respect to each Bank Guarantor, the collective reference to all obligations and liabilities of such Bank Guarantor which may arise under or in connection with any Bank Guarantee or any other document related thereto to which such Bank Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise in respect of Bank Obligations (including, without limitation, all fees, charges and disbursements of counsel to the Bank Administrative Agent or to any other Bank Secured Party that are required to be paid by such Bank Guarantor pursuant to the terms of this Agreement, the Bank Financing Agreement or any other document related hereto to which such Bank Guarantor is a .  party).

“Bank Obligations”: the collective reference to the Bank Borrower Obligations and the Bank Guarantor Obligations.

“Bank Priority Collateral”: with respect to each Grantor, all such Grantor’s now existing or hereinafter arising (i) Inventory, (ii) Receivables, (iii) any and all Instruments, Documents, Chattel Paper (including Electronic Chattel Paper) and other contracts, in each case evidencing or substituted for any Receivable, (iv) guarantees, Supporting Obligations, Letter-of-Credit Rights, security and other credit enhancements for the Receivables, (v) documents of title for any Inventory, (vi) claims and causes of action in any way relating to any of the Receivables or Inventory, (vii) Deposit Accounts, including lockbox and securities accounts, into which any proceeds of Receivables or Inventory are deposited (including all cash, Cash Equivalents, Financial Assets and other funds on deposit therein or credited 2 thereto) but only with respect to and including such Proceeds of Bank Priority Collateral, (viii) rights to any Goods represented by any of the foregoing, including rights to returned, reclaimed or repossessed Goods, (ix) reserves and credit balances arising in connection with or pursuant thereto, (x) unpaid seller’s or lessor’s rights (including rescission, replevin, reclamation, repossession and stoppage in transit) relating to the foregoing or arising therefrom; (xi) insurance policies or rights relating to any of the foregoing, (xii) General Intangibles pertaining to any and all of the foregoing (including all rights to payment, including those arising in connection With bank and non-bank credit cards), (xiii) ;Promissory notes, deposits or property of Account Debtors securing the obligations of any such Account Debtors to the Bank Secured Parties or any one of them and (xiv) all books and records (and any electronic media and software related thereto) pertaining to any of the foregoing, and all substitutions, replacements, Accessions, products or Proceeds (including, without limitation, insurance proceeds, cash and Cash Equivalents) of any of the foregoing; provided, however, that any Collateral, regardless of type, received in connection with an Asset Disposition or Asset Swap of Bank Priority Collateral or otherwise in exchange for Bank Priority Collateral pursuant to the terms of the Note Indenture shall be treated as Bank Priority Collateral under this Agreement; the Note Security Agreement and the Bank Security Agreements; provided, further, that any Collateral of the type that constitutes Bank Priority Collateral, if received in connection with an Asset Disposition or Asset Swap of Note Priority Collateral or otherwise in exchange for Note Priority Collateral pursuant to the terms of the Note Indenture, shall be treated as Note Priority Collateral under this Agreement, the Note Security Agreement and the Bank Security Agreements.

“Bank Second Priority Lien”: the reference to “Second Priority Interest” and “Second Priority Security Interest” as defined in and granted or purported to be granted pursuant to the Bank US Security Agreement and Bank Canadian Security Agreement, respectively.

“Bank Secured Parties”: the secured parties under the Bank Security Agreements.

“Borrowing Base”: as of the date of determination, an amount equal to the sum, without duplication of (105% of the net book value of the Company’s and its Restricted Subsidiaries’ (as defined in the Note Indenture) accounts receivable at such date and (2) 65% of the net book value of the Company’s and its Restricted Subsidiaries’ inventories at such date.  Net book value shall be determined in accordance with GAAP and shall be that reflected on the most recent available balance sheet (it being understood that the accounts receivable and inventories of an acquired business may be included if such acquisition has been completed on or prior to the date of determination).

“Deposit Account”:  as defined in the Uniform Commercial Code (or equivalent foreign law, as applicable) of any applicable jurisdiction and, in any event, including, without limitation; any demand, time, savings, passbook or like account maintained with a depositary institution.

“Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality; regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory, supervisory or administrative functions or of pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Grantor”: any of the Company, the Parent, Cellu Tissue Corporation — Natural Dam, Cello Tissue Corporation — Neenah, Cellu Tissue LLC, Coastal Paper Company, Interlake Acquisition Corporation Limited, Menominee Acquisition Corporation, Van Paper Company, Van Timber Company, any other subsidiary of the Company that becomes a Bank Guarantor or a Note Guarantor.

“Insolvency Proceeding”: the occurrence of any of the following: (i) any Grantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Grantor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Grantor any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Grantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Grantor shall take any action indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Grantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

“Liens”: any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

“Mortgages”: each of the mortgages and deeds of trust now or hereafter made by any Grantor in favor of, or for the benefit of, the Note Collateral Agent for the benefit of the Note Secured Parties or the Bank Administrative Agent for the benefit of the Bank Secured Parties.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, with respect to any Grantor not organized or formed under the laws of the United States of America, any State of the United States or the District of Columbia, “New York UCC” shall mean the equivalent foreign law to the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

“Note Collateral Account”: shall have the same meaning as the term “Collateral Accounts” under the Note Security Agreement.

“Note Company Obligations”: the collective reference to the unpaid principal of, premium, if any, Additional Amounts and interest (including Additional Interest) on the Notes and all other obligations and liabilities of the Company to the Note Collateral Agent or any Note Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Note Indenture, the Note Security Agreement, any other Note Documents or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, premium, if any, Additional Amounts, interest (including Additional Interest), reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Note Collateral Agent or to the Note Secured Parties that are required to be paid by any of the Company or the Note Guarantors pursuant to the terms of any of the foregoing agreements).

“Note Documents”: the collective reference to the Note Indenture, the Note Security Agreement, each Note Guarantee and any other documents entered in connection therewith.

“Note First Priority Lien”: the reference to “First Priority Interest” as defined in and granted or purported to be granted pursuant to the Note Security Agreement.

“Note Guarantee”: a guarantee to be executed and delivered by a Note Guarantor pursuant to the Note Indenture.

“Note Guarantors” the collective reference to each Grantor other than the Company.

“Note Guarantor Obligations”: with respect to an, Note Guarantor, the collective reference to all obligations and liabilities of such Note Guarantor which may arise under or in connection with any Note Guarantee or any other document related thereto to which such Note Guarantor is a party; in each case whether on account of guarantee obligations, reimbursement, obligations, fees, indemnities, costs, expenses or otherwise in respect of Note Obligations (including, without limitation, all fees, charges and disbursements of counsel to the Note Collateral Agent that are required to be paid by such Note Guarantor pursuant to the terms of this Agreement, the Note Indenture or any other document related hereto to which such Note Guarantor is a party).

“Note Obligations”: the collective reference to the Note Company Obligations and the Note Guarantor Obligations.

“Note Priority Collateral”: with respect to each Grantor, any and all property secured by the Mortgages and the following property now owned or hereafter acquired by such Grantor or in which such Grantor has now or at any time in the future may acquire any right, title or interest: all Chattel Paper, Deposit Accounts, the Deposit Accounts (except to the extent that such Deposit Accounts or funds or other amounts credited thereto constitute Bank Priority Collateral), Documents (other than title documents with respect to Vehicles), Equipment, General Intangibles, Instruments, Intellectual Property, Investment Property, Letter-Of-Credit Rights, Commercial Tort Claims and all other property not described above, all books and records pertaining to the foregoing and, to the extent not otherwise included in the foregoing, all Proceeds, all Supporting Obligations and all products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; but, excluding, however, all Bank Priority Collateral and the Number 1 Paper Machine at the Menominee, Michigan location and all equipment directly related thereto; provided, however, that any Collateral, regardless of type, received in connection with an Asset Disposition or Asset Swap of Note Priority Collateral or otherwise in exchange for Note Priority Collateral, or any additional issuance of Notes, pursuant to the terms of the Note Indenture shall be treated as Note Priority Collateral under this Agreement, the Note Security Agreement and the Bank Security Agreements; provided, further, that any Collateral of the type that constitutes Note Priority Collateral, if received in connection with an Asset Disposition or Asset Swap of Bank Priority Collateral or otherwise in exchange for Bank Priority Collateral pursuant to the terms of the Note Indenture, shall be treated as Bank Priority.  Collateral under this Agreement, the Note Security Agreement and the Bank Security Agreements.

“Note Second Priority Lien”: the reference to “Second Priority Interest” as defined in and granted or purported to, be granted pursuant to the Note Security Agreement.

“Note Secured Parties”: the secured parties under the Note Security Agreement.

“Obligations”: any or all of the Bank Borrower Obligations, the Bank Guarantor Obligations, the Note Company Obligations and the Note Guarantor Obligations.

“Person”: any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision hereof or any other entity.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivables”: all accounts (as defined in the New York UCC) and any and all other receivables and any other right to payment for goods sold or leased or for services rendered, including, without limitation, all accounts created by, or arising from, all of each of the Grantor’s sales, leases, rentals of goods or renditions of services to their customers, in each case (i) including, but not limited to, those accounts arising under any of the Grantors’ trade names or styles, or through any of the Grantors’ divisions, and (ii) whether or not (x) such right is evidenced by an Instrument or Chattel Paper, (y) such right has been earned by performance (including, without limitation, any account) or (z) specifically listed on schedules furnished to the Bank Administrative Agent.

“Requirement of Law”: as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Secured Debt Documents”: the collective reference to the Note Documents and the Bank Documents.

1.2           Other Definitional Provisions.   (a)  The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)           Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(d)           Subject to Sections 2.2(j) and 2.3(j), the phrases “satisfied in full” or “payment in full” (or phrases of similar import) when used in this Agreement with respect to any of the Note Obligations, or the Bank Obligations (or the Liens securing such obligations), as the case may be, shall mean satisfaction or payment in full of such applicable obligations other than contingent indemnification obligations which are not then due and payable (or reasonably expected to become due and payable in the then foreseeable future).

SECTION 2.   RANKING OF SECURITY INTERESTS; REMEDIES

2.1           Ranking.  Notwithstanding (i) anything to the contrary contained in any other document, filing or agreement related to the creation, attachment, perfection or existence of the security interests granted in the Note Security Agreement or the Bank Security Agreements, (ii) the time, place, order or method of attachment or perfection of Such security interests; (iii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect such security interests and (iv) the rules for determining priority ender any law governing the relative priorities of secured creditors, (a) the security interests created or purported to be created by the Note Security Agreement with respect to the Bank Priority Collateral are subordinated, and junior in priority to. the security interests created or purported to be created by the Bank Security Agreements with respect to the Bank Priority Collateral and (b) the security interests created or purported to be created by the Bank Security Agreements with respect to the Note Priority Collateral are subordinated and junior in priority to the security interests created or purported to be created by the Note Security Agreement with respect to the Note Priority Collateral.

2.2           Remedies with respect to Note Priority Collateral. (a)  The Bank Administrative Agent acknowledges and agrees that, until all of the Note Obligations have been paid in full, the exercise of rights and remedies in respect of the Note Priority Collateral by the Bank Administrative Agent shall be limited to the extent set forth in, and shall be governed by, this Agreement.

(b)           Until the Note Obligations shall have been satisfied in full, other than to the extent expressly provided in this Agreement, no Bank Secured Party shall exercise any rights or remedies in respect of the Note Priority Collateral, whether under a Secured Debt Document, applicable law or otherwise, including, without limitation, any action to institute any judicial or nonjudicial or similar action or proceeding in respect of its Lien or to seek relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code in respect of its Lien; provided, however, that nothing contained herein shall be construed as preventing the Bank Administrative Agent or any Bank Secured Party from taking any action which is reasonably desirable or necessary to perfect and protect the Bank Second Priority Lien, which action is not adverse to the Note Secured Parties or the Note First Priority Lien, including; without limitation, the filing of financing statements tinder the Uniform Commercial Code in any applicable jurisdiction, the execution and delivery of account control agreements or similar agreements entered into for the purpose of obtaining “control” (within the meaning of the applicable Uniform Commercial Code) of any applicable Note Priority Collateral (to the extent that it is possible for both the Note Collateral Agent and the Bank Administrative Agent to have joint “control” of such item of Note Priority Collateral) and the filing of a claim or statement of interest in an Insolvency Proceeding in respect of the Bank Second Priority Lien or any Obligations secured thereby.  Until the Note Obligations shall have been satisfied in full, the Note Collateral Agent shall have the exclusive right to exercise rights and remedies in respect of the Note Priority Collateral and, to enforce the provisions of and exercise remedies under this Agreement and the Note Documents and under applicable law (or refrain from enforcing any such rights and exercising any such remedies), all in such order and in such mariner as it may determine in its discretion.  For the avoidance of doubt, the parties hereto acknowledge and agree that, notwithstanding the occurrence and continuation of an event of default as defined under the Bank Financing Agreement, the Note Collateral Agent shall not have any obligation or duty to exercise remedies against the Note Priority Collateral.

(c)           Each Bank Secured Party hereby consents to and authorizes the sale of all or any part of the Note Priority Collateral by the Note Collateral Agent in accordance with the terms of the Note Security Agreement and the other Note Documents and agrees that when all or any part of the Note Priority Collateral is sold pursuant to the Note Security Agreement or the applicable Note Document and, otherwise in accordance with this Agreement, following such sale, such Note Priority Collateral (but not the Proceeds thereof) shall be free of all of the Bank Second Priority Lien. The Bank Administrative Agent hereby appoints the Note Collateral Agent as its attorney-in-fact to execute and deliver in its stead any releases, termination statements or other documentation reasonably necessary or requested to evidence the foregoing release of liens on the Note Priority Collateral.

(d)           No Bank Secured Party, by itself or through or with any other Person, shall (i) contest, protest, object to, interfere with, seek to enjoin or invoke or utilize any provision of any document, law or equitable principle, or otherwise take any other action whatsoever which might prevent, delay or impede, any exercise of rights or remedies by the Note Collateral Agent under the Note Security Agreement or applicable law in respect of the Note Priority Collateral or (ii) contest the validity or enforceability of any of the Obligations or the validity, perfection, priority or enforceability of any of the Liens created hereunder (it being understood and agreed that the terms of this Agreement shall govern even if part or all of the Note First Priority Lien or the Bank Second Priority Lien is avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise).  The Bank Administrative Agent and the Bank Secured Parties agree that the Note Priority Collateral may be repossessed or removed by the Note Collateral Agent, subject to the terms of this Agreement.

(e)           Notwithstanding any other provision of this Agreement, the right of each Bank Secured Party to receive payment of the Obligations held by such Bank Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Debt Document or other instrument evidencing or agreement governing an Obligation or to institute suit for the enforcement of such payment on or after such due date, and the obligation of the Grantors to pay such Obligation when due, shall not be impaired or affected without the consent of such Bank Secured Party given in the manner prescribed by the Secured Debt Document under which such Obligation is outstanding.

(f)            The Note Secured Parties shall have the right, exercisable in their sole discretion, without notice or demand and without affecting or impairing the agreements and obligations of the Bank Secured Parties, from time to time (i) to modify, extend, amend, restate, compromise, supplement, waive or release the Note Obligations from time to time, and the aggregate amount of the Note Obligations may be renewed, replaced or refinanced, all without notice to or consent by the Bank Administrative Agent or the Bank Secured Parties; provided, however, that the principal amount of the Note Obligations may only be renewed, replaced or refinanced in an amount not to exceed the aggregate principal amount of the Notes (including any additional Notes issued pursuant to the Note Indenture) and (ii) to exercise or refrain from exercising any powers or rights conferred on the Note Secured Parties under the Note Documents.  Each of the Bank Secured Parties waives, to the fullest extent permitted by law, any requirement that the Note Secured Parties or the Note Collateral Agent protect, secure, perfect or insure the Note First Priority Lien or exhaust any right or take any action against the Company or the Note Guarantors.

(g)           To the fullest extent permitted by applicable law, each Bank Secured Party waives any claim it might have against the Note Collateral Agent and any Note Secured Party or their respective directors, officers, employees or agents with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever, except for claims arising out of gross negligence or willful misconduct on the part of the Note Collateral Agent or the Note Secured Parties or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies hereunder or under any Note Document or any transaction relating to the Note Priority Collateral.  None of the Note Secured Parties or the Note Collateral Agent or their respective directors, officers, employees or agents shall be liable for failure to collect or realize upon any of the Note Priority Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Note Priority Collateral or to take any other action whatsoever with regard to the Note Priority Collateral or any part thereof.

(h)           If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Note First Priority Lien is enforced with respect to less than all of the Note Obligations then outstanding and secured by the Note Security Agreement (such unenforced portion of the Note Obligations, the “Avoided Note Obligations”), the Bank Administrative Agent shall apply the Proceeds of the Note Priority Collateral so that the Note Secured Parties receive an amount with respect to the Avoided Note Obligations equal to the amount the Note Secured Parties would have received with respect thereto (as general unsecured creditors) had the Obligations secured by the Bank Second Priority Lien not been secured by the Bank Security Agreements.  To the extent that Proceeds collected with respect to the Obligations held by any of the Bank Secured Parties are distributed to, the Note Secured Parties in accordance with the preceding sentence and the Liens of such Bank Secured Parties in the Note Priority Collateral are discharged in whole or in part on the basis that the Obligations held by the Bank Secured Parties have been satisfied under applicable law, then, to the extent of the amount of such distribution made by such Bank Secured Parties, any collections by the Note Secured Parties in respect of its Liens on the Bank Priority Collateral pursuant to the Note Security Agreement shall, after discharge in full of the Liens of such Bank Secured Parties (to the extent that such Liens are senior to Liens of the Note Secured Parties on the Bank Priority Collateral in accordance with the terms of the applicable Secured Debt Documents) on the basis that the Obligations secured thereby have been satisfied under applicable law, be distributed to the Bank Secured Parties upon receipt thereof by the Note Secured Parties.

(i)            If at any time after an event of default under the Note Documents shall have occurred and be continuing any Bank Secured Party (a “Receiving Party”) shall receive any payment or distribution on account of the Obligations owed to such Receiving Party (whether voluntary, involuntary, through the exercise of any rights of set-off or otherwise, and whether in cash, property or securities) representing proceeds of any of the Note Priority Collateral and which is in excess of the payments or distributions such Receiving Party would have received through the operation of this Agreement and the Bank Security Agreements and after giving effect to the circumstances described in paragraphs (h) above and (j) below (such payments or distributions, “Excess Payments”), then such Receiving Party shall hold such Excess Payments in trust for the benefit of the Note Secured Parties, shall not commingle such Excess Payments with any other property of such Receiving Party and shall promptly pay over such Excess Payments in the form received (duly endorsed, if necessary, to the Note Collateral Agent) to the Note Collateral Agent, for distribution by the Note Collateral Agent in accordance with the provisions of this Agreement and the Note Security Agreement.

(j)            The Bank Administrative Agent and the Bank Secured Parties acknowledge that if any payment made by a Grantor or other Person and applied to the Note Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the Proceeds of Note Priority Collateral are required to be returned by any Note Secured Party to such Grantor, its estate, trustee, receiver or any other Person under any Requirement of Law of any Governmental Authority, then to the extent of such payment or repayment, any Lien or other Note Priority Collateral securing such Note Obligation shall be and remain in full force and effect as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or by any other Note Priority Collateral securing such Obligation hereunder shall have been released or terminated by virtue of such cancellation or surrender, such Lien or other Note Priority Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Note Priority Collateral securing the Obligations of any Grantor in respect of the amount of such payment.

(k)           In the event that the Note Collateral Agent has “control” (within the meaning of the Uniform Commercial Code of any applicable jurisdiction) of any Investment Property, Letter-of-Credit Rights, Deposit Accounts or Electronic Chattel Paper included in the Note Priority Collateral or any other Note Priority Collateral for which a security interest is perfected by possession of such collateral, the Note Collateral Agent shall control such Note Priority Collateral for the benefit of the Note Secured Parties and the Bank Administrative Agent and the Bank Secured Parties.  Subject to Section 4.6(b), promptly following the Stated Maturity (as defined in the Note Indenture) of the Notes, the Note Collateral Agent 3 shall deliver or assign control of the remainder of the Collateral; if any, in its possession or under its control to the Bank Administrative Agent unless the Bank Obligations shall have been paid in full or except as may otherwise be required by applicable law or court order.

2.3           Remedies with respect to the Bank Priority Collateral.  (a)  The Note Collateral Agent acknowledges and agrees that, until all of the Bank Obligations have been paid in full, the exercise of rights and remedies in respect of the Bank Priority Collateral by the Note Collateral Agent shall be limited to the extent set forth in, and shall be governed by, this Agreement.

(b)           Until the Bank Obligations shall have been satisfied in full, other than to the extent expressly provided in this Agreement, no Note Secured Party shall exercise any rights or remedies in respect of the Bank Collateral, whether under a Secured Debt Document, applicable law or otherwise, including, without limitation, any action to institute any judicial or nonjudicial or similar action or proceeding in respect of its Lien or to seek relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code in respect of its Lien; provided, however, that nothing contained herein shall be construed as preventing the Note Collateral Agent or any Note Secured Party from taking any action which is reasonably desirable or necessary to perfect and protect the Note Second Priority Lien, which action is not adverse to the Bank Secured Parties or the Bank First Priority Lien, including, without limitation, the filing of financing statements under the Uniform Commercial Code in any applicable jurisdiction, the execution and delivery of account control agreements or similar agreements entered into for the purpose of obtaining “control” (within the meaning of the applicable Uniform Commercial Code) of any applicable Bank Priority Collateral (to the extent that it is possible for both the

Bank Administrative Agent and the Note Collateral Agent to have joint “control” of such item of Bank Collateral) and the filing of a claim or statement of interest in an Insolvency Proceeding in respect of the Note Second Priority Lien or any Obligations secured thereby.  Until the Bank Obligations shall have been satisfied in full, the Bank Administrative Agent shall have the exclusive right to exercise rights and remedies in respect of the Bank Priority Collateral and, to enforce the provisions of and exercise remedies under this Agreement and the Bank Documents and under applicable law (or refrain from enforcing any such rights and exercising any such remedies), all in such order and in such manner as it may determine in its discretion.  For the avoidance of doubt, the parties hereto acknowledge and agree that, notwithstanding the occurrence and continuation of an event of default as defined under the Note Indenture, the Bank Administrative Agent shall not have any obligation or duty to exercise remedies against the Bank Priority Collateral.

(c)           Each Note Secured Party hereby consents to and authorizes the sale of all or any part of the ‘ Bank Priority Collateral by the Bank Administrative Agent or any other Bank Secured Party in accordance with the terms of the Bank Security Agreements and the other Bank Documents and agrees that when all or any part of the Bank Priority Collateral is sold pursuant to the Bank Security Agreements or the applicable Bank Document and otherwise in accordance with this Agreement, following such sale, such all Bank Priority Collateral (but not the Proceeds thereof) shall be free of the Note Second Priority Lien.  The Note Collateral Agent hereby appoints the Bank Administrative Agent as its attorney-in-fact to execute and deliver in its stead any releases, termination statements or other documentation reasonably necessary or requested to evidence the foregoing release of liens on the Bank Priority Collateral.

(d)           No Note Secured Party, by itself or through or with any other Person, shall (i) contest, protest, object to, interfere with, seek to enjoin or invoke or utilize any provision of any document, law or equitable principle, or otherwise take any other action whatsoever which might prevent, delay or impede, any exercise of rights or remedies by the Bank Administrative Agent or the other Bank Secured Parties under the Bank Security Agreements or applicable law in respect of the Bank Priority Collateral or (ii) contest the validity or enforceability of any of the Obligations or the validity, perfection, priority or enforceability of any of the Liens created hereunder (it being understood and agreed that the terms of this Agreement shall govern even if part or all of the Bank First Priority Lien or the Note Second Priority Lien is avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise).  The Note Collateral Agent and the Note Secured Parties agree that the Bank Priority Collateral may be repossessed or removed by the Bank Administrative Agent or any Bank Secured Parties, subject to the terms of this Agreement, and, to the extent that such Bank Priority Collateral is located on property that constitutes Note Priority Collateral, the Note Collateral Agent and the Note Secured Parties will provide access to the Bank Administrative Agent and the Bank Secured Parties accordingly.  In addition, the Note Collateral Agent and the Note Secured Parties agree to permit the Bank Administrative Agent and/or the Bank Secured Parties to access and use all or any part of the Note Priority Collateral as may be reasonably necessary to enable the Bank Administrative Agent and/or the Bank Secured Parties during normal business hours to convert the Grantors’ raw materials and work-in-process Inventory into saleable finished goods product, subject to the rights of the Note Collateral Agent and the Note Secured Parties to repossess and remove the Note Priority Collateral as provided in Section 2.2(d) above.

(e)           Notwithstanding any other provision of this Agreement, the right of each Note Secured Party to receive payment of the Obligations held by such Note Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Debt Document or other instrument evidencing or agreement governing an Obligation’ or to institute suit for the enforcement of such payment on or after such due date, and the obligation of the Grantors to pay such Obligation when due, shall not be impaired or affected without the consent of such Note Secured Party given in the manner prescribed by the Secured Debt Document under which such Obligation is outstanding.

(f)            The Bank Secured Parties shall have the right, exercisable in their sole discretion, without notice or demand without affecting or impairing the agreements and obligations of the Note Secured Parties, from time to time (i) to modify, extend, amend, restate, compromise, supplement, waive or release the Bank Obligations from time to time, and the aggregate amount of the Bank Obligations may be renewed, replaced or refinanced, all without notice to or consent by the Note Collateral Agent or the Note Secured Parties; provided, however, that the principal amount of the Bank Obligations may only be renewed, replaced or refinanced in an amount not to exceed the greater of (x) the Borrowing Base and (y) $35.0 million and (ii) to exercise or refrain from exercising any powers or rights conferred on the Bank Secured Parties under the Bank Documents.  Each of the Note Secured Parties waives, to the fullest extent permitted by law, any requirement that the Bank Secured Parties or the Bank Administrative Agent protect, secure, perfect or insure the Bank First Priority Lien or exhaust any right or take any action against the Borrowers or the Bank Guarantors.

(g)           To the fullest extent permitted by applicable law, each Note Secured Party waives any claim it might have against the Bank Administrative Agent and any Bank Secured Party or their respective directors, officers, employees or agents with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever, except for claims arising out of gross negligence or willful misconduct on the part of the Bank Administrative Agent or the Bank Secured Parties or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies hereunder or under any Bank Document or any transaction relating to the Bank Collateral.  None of the Bank Secured Parties or the Bank Administrative Agent or their respective directors, officers, employee’s or agents shall be liable for failure to collect or realize upon any of the Bank Priority Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Bank Priority Collateral or to take any other action whatsoever with regard to the Bank Priority Collateral or any part thereof.

(h)           If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Bank First Priority Lien is enforced with respect to less than all of the Bank Obligations then outstanding and secured by each Bank Security Agreement (such unenforced portion of the Bank Obligations, the “Avoided Bank Obligations”), the Note Collateral Agent shall apply the Proceeds of the Bank Priority Collateral so that the Bank Secured Parties receive an amount with respect to the Avoided Bank Obligations equal to the amount the Bank Secured Parties would have received with respect thereto (as general unsecured creditors) had the Obligations secured by the Note Second Priority Lien not been secured by the Note Security Agreement.  To the extent that Proceeds collected with respect to the Obligations held by any of the Note Secured Parties are distributed to the Bank Secured Parties in accordance with the preceding sentence and the Liens of such Note Secured Parties in the Bank Priority Collateral are discharged in whole or in part on the basis that the Obligations held by the Note Secured Parties have been satisfied under applicable law, then, to the extent of the amount of such distribution made by such Note Secured Parties, any collections by the Bank Secured Parties in respect of its Liens on the Note Priority Collateral pursuant to the Bank Security Agreements shall, after discharge in full of the Liens of such Note Secured Parties (to the extent that such Liens are senior to Liens of the Bank Secured Parties on the Note Priority Collateral in accordance with the terms of the applicable Secured Debt Documents) on the basis that the Obligations secured thereby have been satisfied under applicable law, be distributed to the Note Secured Parties upon receipt thereof by the Bank Secured Parties.

(i)            If at any time after an event of default under the Bank Documents shall have occurred and be continuing any Note Secured Party (a “Receiving Party”) shall receive any payment or distribution on account of the Obligations owed to such Receiving Party (whether voluntary, involuntary, through the exercise of any rights of set-off or otherwise, and whether in cash, property or securities) representing proceeds of any of the Bank Priority Collateral and which is in excess of the payments or distributions such Receiving Party would have received through the operation of this Agreement and the Note Security Agreement and after giving effect to the circumstances described in paragraphs (h) above and (j) below (such payments or distributions, “Excess Payments”), then such Receiving Party shall hold such Excess Payments in trust for the benefit of the Bank Secured Parties, shall not commingle such Excess Payments with any other property of such Receiving Party and shall promptly pay over such Excess Payments in the form received (duly endorsed, if necessary, to the Bank Administrative Agent) to the Bank Administrative Agent, for distribution by the Bank Administrative Agent in accordance with the provisions of this Agreement and the Bank Security Agreements.

(j)            The Note Collateral Agent and the Note Secured Parties acknowledge that if any payment made by a Grantor or other Person and applied to the Bank Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the Proceeds of Bank Priority Collateral are required to be returned by any Bank Secured Party to such Grantor, its estate, trustee, receiver or any other Person under any Requirement of Law of any Governmental Authority, then to the extent of such payment or repayment, any Lien or other Bank Priority Collateral securing such Bank Obligation shall be and remain in full force and effect as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or by any other Bank Priority Collateral securing such Obligation hereunder shall have been released or terminated by virtue of such cancellation or surrender, such Lien or other Bank Priority Collateral shall be reinstated in fall force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Bank Priority Collateral securing the Obligations of any Grantor in respect of the amount of such payment.

(k)           In the event that the Bank Administrative Agent has “control” (within the meaning of the Uniform Commercial Code of any applicable jurisdiction) of any Investment Property, Letter-of-Credit Rights, Deposit Accounts or Electronic Chattel Paper included in the Bank Priority Collateral or any other Bank Priority Collateral for which a security interest is perfected by possession of such collateral, the Bank Administrative Agent shall control such Bank Priority Collateral for the benefit of the Bank Secured Parties and the Note Collateral

Agent and the Note Secured Parties.  Subject to Section 4.6(b), promptly following the payment in full of the Bank Obligations, each of the Bank Administrative Agent and the Bank Secured Parties shall deliver or assign control of the remainder of the Collateral, if any, in its possession or under its control to the Note Collateral Agent unless the Stated Maturity (as defined in the Note Indenture) of the Notes shall have occurred or except as may otherwise be required by applicable law or court order.

2.4           Relative Rights of Parties.  This Agreement is intended solely for the purpose of defining the relative rights of the Note Collateral Agent and the Note Secured Parties, on the one hand, and the Bank Administrative Agent and the Bank Secured Parties, on the other hand, in respect of (i) the subordination of the Bank Second Priority Lien to the Note First Priority Lien and (ii) the subordination of the Note Second Priority Lien to the Bank First Priority Lien.  No other Person or entity shall have any right, benefit or other interest under this Agreement.  Nothing contained in this Agreement is intended to affect or limit, in any way whatsoever, the Liens and other rights that the Note Secured Parties and the Bank Secured Parties have under the Note Security Agreement, the Bank Security Agreements and the other Secured Debt Documents to which they are a party insofar as the rights of the Company, any other Grantor or any other Person or entity are involved.

SECTION 3.   COLLATERAL ACCOUNT

3.1           Note Obligations Satisfied.  Subject to Section 4.6(b), the Note Collateral Agent shall pay over to the Bank Administrative Agent all remaining moneys and other property held by the Note Collateral Agent in the Note Collateral Account or received by the Note Collateral Agent with respect to the Note Priority Collateral on or prior to the first Business Day falling after the Note Obligations have been satisfied in full.  Subject to Section 4.6(b), the Note Collateral Agent further covenants and agrees that after payment in full of the Note Obligations, the Note Collateral Agent shall take all actions and do all things reasonably requested by the Bank Administrative Agent to promptly transfer or assign any Note Priority Collateral (or interest therein) to the Bank Administrative Agent for the purpose of perfecting and protecting the Bank Second Priority Lien.  Without limiting the generality of the foregoing, the Note Collateral Agent shall (i) notify the Bank Administrative Agent that the Note First Priority.  Lien has been released or terminated and that the Bank Administrative Agent is authorized to instruct such Person regarding the control, maintenance or disposition of the Note Priority Collateral, (ii) in the case of Instruments, Certificated Securities, Chattel Paper (including electronic chattel paper), Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, take any actions reasonably requested to assign or transfer “control” (within the meaning of the applicable Uniform Commercial Code) or possession of such Note Priority Collateral to the Bank Administrative Agent and (iii) authorize the filing of termination statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the termination of the Note First Priority Lien.  With respect to the Note Priority Collateral identified in clause (ii) above, the Note Collateral Agent shall not transfer to any other Person or return or reassign to the Grantors possession or control of any such Note Priority Collateral unless the Bank Administrative Agent shall have consented thereto.

3.2           Bank Obligations Satisfied.  Subject to Section 4.6(b), the Bank Administrative Agent shall pay over to the Note Collateral Agent all remaining moneys and other property held by the Bank Administrative Agent in the Bank Collateral Account or received by the Bank Administrative Agent with respect to the Bank Priority Collateral on or prior to the first Business Day falling after the Bank Obligations have been satisfied in full.  Subject to Section 4.6(b), the Bank Administrative Agent further covenants and agrees that after payment in full of the Bank Obligations, the Bank Administrative Agent shall take all actions and do all things reasonably requested by the Note Collateral Agent to promptly transfer or assign any Bank Priority Collateral (or interest therein) to the Note Collateral Agent for the purpose of perfecting and protecting the Note Second Priority Lien.  Without limiting the generality of the foregoing, the Bank Administrative Agent shall (i) notify applicable third parties with an interest in the Bank Priority Collateral that the Bank First Priority Lien has been released or terminated and that the Note Collateral Agent is authorized to instruct such Person regarding the control, maintenance or disposition of the Bank Collateral, (ii) in the case of Instruments, Certificated Securities, Chattel Paper (including electronic chattel paper), Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, take any actions reasonably requested to assign or transfer “control” (within the meaning of the applicable Uniform Commercial Code) or possession of such Bank Priority Collateral to the Note Collateral Agent and (iii) authorize the filing of termination statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the termination of the Bank First Priority Lien.  With respect to the Bank Priority Collateral identified in clause (ii) above, the Bank Administrative Agent shall not transfer to any other Person or return or reassign to the Grantors possession or control of any such Bank Priority Collateral unless the Note Collateral Agent shall have consented thereto.

SECTION 4.   MISCELLANEOUS

4.1           Notices.  Unless otherwise specified herein, all notices, requests, demands or other communications given to any party hereto shall be given in writing or by facsimile transmission and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, or when transmitted by facsimile transmission, addressed to such party at its address specified on Schedule 1 hereof or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this Section 4.1 to the party sending such communication.

4.2           Amendments in Writing.  (a)  The parties hereto may, from time to time, enter into written agreements supplemental hereto for the purpose of amending, modifying or adding to, or waiving any provisions of this Agreement.

(b)           Without the consent of any Secured Party, the parties hereto, at any time and from time to time, may enter into one or more agreements supplemental to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with any provision hereof; provided that any such action contemplated by this paragraph (b) shall not adversely affect the interests of Secured Parties.

4.3           No Waiver by Course of Conduct Cumulative Remedies.  None of the Note Collateral Agent, the Bank Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 4.2), delay, indulgence, and omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default under the Secured Debt Documents.  No failure to exercise, nor any delay in exercising, on the part of the Note Collateral Agent or the Bank Administrative Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Note Collateral Agent, the Bank Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Note Collateral Agent, the Bank Administrative Agent or such Secured Party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

4.4           Enforcement Expenses; Indemnification.  (a)  Each of the Grantors agrees to pay or reimburse each Secured Party, the Note Collateral Agent and the Bank Administrative Agent for all of their respective costs and expenses incurred in the preparation and administration of, or the enforcing or preserving any rights under, this Agreement, including, without limitation, the fees and disbursements of counsel to each Secured Party (including, without limitation, counsel to each of the Note Collateral Agent and the Bank Administrative Agent).

(b)           Without limiting the indemnity obligations of each of the Grantors under the Note Security Agreement, the Bank Security Agreements or any of the other Secured Debt Documents, each of the Grantors agrees to pay, indemnify, and hold the Note Collateral Agent, the Bank Administrative Agent and each Secured Party (and their respective directors, officers, agents and employees) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and expenses of counsel, advisors and agents) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, unless arising from the gross negligence or willful misconduct of the indemnified party, including for taxes in any jurisdiction in which the Note Collateral Agent or the Bank Administrative Agent is subject to tax by reason of actions hereunder, unless such taxes are imposed on or measured by compensation paid to the Note Collateral Agent or the Bank Administrative Agent under the Note Security Agreement or the Bank Security Agreements, respectively.

(c)           The agreements in this Section 4.4 shall survive repayment of the Obligations and all other amounts payable under the Secured Debt Agreements.

4.5           Further Assurances.  (a)  With respect to the Note Priority Collateral, each of the Grantors and the Bank Administrative Agent, at the Company’s expense and at any time from time to time, upon the reasonable request of the Note Collateral Agent, will promptly and duly execute and deliver such further instruments and documents (including amendments to their financing statements filed against each Grantor stating that the rights of the Bank Administrative Agent are subject to the terms hereof) and take such further actions as the Note Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

(b)           With respect to the Bank Priority Collateral, each of the Grantors and the Note Collateral Agent, at the Company’s expense and at any time from time to time, upon the reasonable request of the Bank Administrative Agent, will promptly and duly execute and deliver such further instruments and documents (including amendments to their financing statements filed against each Grantor stating that the rights of the Note Collateral Agent are subject to the terms hereof) and take such further actions as the Bank Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

4.6           Successors and Assigns.  (a)  This Agreement shall be binding upon the successors and assigns of each party; provided that each Grantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Note Collateral Agent and the Bank Administrative Agent.

(b)           In connection with any redemption, repurchase, refunding or other refinancing of the indebtedness evidenced by the Bank Financing Agreement or the Note Indenture, each other party hereto agrees to execute and deliver an agreement identical to this Agreement (subject to changing names of parties, documents and addresses, as appropriate) in favor of any Person who succeeds to, or redeems, repurchases, refunds or otherwise refinances such indebtedness, and irrespective of whether any such new financing occurs by transfer, assignment, repayment, refunding, substitution, amendment and restatement or otherwise.

4.7           Insolvency.  This Agreement shall be applicable both before and after the filing of any petition by or against Parent or any of the Grantors under the U.S. Bankruptcy Code or comparable foreign laws and all converted or succeeding cases in respect thereof, and all references herein to Parent, the Company or any of its subsidiaries (including any reference to any Borrower) shall be deemed to apply to the trustee for Parent, the Company or such subsidiaries and Parent, the Company or such subsidiaries as debtor-in-possession.  The relative rights of (a) the Bank Administrative Agent and the other Bank Secured Parties and (b) the Note Collateral Agent and the other Note Secured Parties in or to any distributions from or in respect of any Collateral or Proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, Parent, the Company or such subsidiaries as debtor-in-possession.

4.8           Disclosures; Non-Reliance.  Each of the Secured Parties has the means to be, and shall in the future remain, fully informed as to the financial condition and other affairs of the Grantors and their subsidiaries and no Secured Party shall have any obligation or duty hereunder to disclose any such information to any other Secured Party.  Except as expressly set forth in this Agreement, the Secured ‘ Parties have not otherwise made to one another nor do they hereby make to one another any warranties, express or implied, nor do they assume any liability to one another, with respect to (a) the enforceability, validity, value or collectability of any of the Bank Obligations or the Note Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Collateral or (c) any other matter except as expressly set forth in this Agreement.

4.9           Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

4.10         Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.11         Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

4.12         Integration.  This Agreement, the Mortgages, the Note Documents, the Bank Documents and the other Secured Debt Documents represent the agreement of the Grantors, the Note Collateral Agent, the Bank Administrative Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Note Collateral Agent, the Bank Administrative Agent or any Secured Party related to the subject matter hereof and thereof not expressly set forth or referred to herein or in the Secured Debt Documents.

4.13         Termination.  (a)  After the Note Obligations shall have been satisfied in full, the Note Collateral Agent shall promptly deliver written notice thereof to the Bank Administrative Agent, and thereafter, any express or implied limitation set forth herein on the Bank Administrative Agent’s or the Bank Secured Parties’ exercise of any of their rights and remedies in respect of the Note Priority Collateral whether under the Bank Security Agreements or otherwise shall no longer apply or have any force or effect, subject to Section 2.2(j).

(b)           After the Bank Obligations shall have been satisfied in full, the Bank Administrative Agent shall promptly deliver written notice thereof to the Note Collateral Agent, and thereafter, any express or implied limitation set forth herein on the Note Collateral Agent’s or the Note Secured Parties’ exercise of any of their rights and remedies in respect of the Bank Priority Collateral whether under the Note Security Agreement or otherwise shall no longer apply or have any force or effect, subject to Section 2.3(j).

4.14         GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.15         Submission To Jurisdiction; Waivers.  Each party hereby irrevocably and unconditionally:

(i)            submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof,

to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(ii)           consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)          agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 4.1 or at such other address of which the Note Collateral Agent and the Bank Administrative Agent shall have been notified pursuant thereto;

(iv)          agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

4.16         WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

4.17         Incorporation by Reference.  In connection with its appointment and acting hereunder, the Note Collateral Agent is entitled to all rights, privileges, protections, immunities and indemnities provided to it as Collateral Agent under the Note Security Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Intercreditor Agreement to be duly executed and delivered as of the date first above written.

CELLU TISSUE HOLDINGS, INC.

By:	/s/ Dianne M. Scheu
Name: Dianne M. Scheu
Title: Chief Financial Officer

CELLU TISSUE CORPORATION - NATURAL DAM

By:	/s/ Dianne M. Scheu
Name: Dianne M. Scheu
Title: Chief Financial Officer

CELLU TISSUE CORPORATION - NEENAH

By:	/s/ Dianne M. Scheu
Name: Dianne M. Scheu
Title: Chief Financial Officer

CELLU TISSUE LLC

By:	/s/ Dianne M. Scheu
Name: Dianne M. Scheu
Title: Chief Financial Officer

COASTAL PAPER COMPANY

By:	Van Paper Company, its managing partner

By:	/s/ Dianne M. Scheu
Name: Dianne M. Scheu
Title: Chief Financial Officer

INTERLAKE ACQUISITION CORPORATION LIMITED

By:	/s/ Dianne M. Scheu
Name: Dianne M. Scheu
Title: Chief Financial Officer

MENOMINEE ACQUISITION CORPORATION

By:	/s/ Dianne M. Scheu
Name: Dianne M. Scheu
Title: Chief Financial Officer

VAN PAPER COMPANY

By:	/s/ Dianne M. Scheu
Name: Dianne M. Scheu
Title: Chief Financial Officer

VAN TIMBER COMPANY

By:	/s/ Dianne M. Scheu
Name: Dianne M. Scheu
Title: Chief Financial Officer

CELLU PAPER HOLDINGS, INC.

By:	/s/ Dianne M. Scheu
Name: Dianne M. Scheu
Title: Chief Financial Officer

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Note Collateral Agent

By:	/s/ Peter M. Murphy
Name: Peter M. Murphy
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Bank Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Bank Canadian Agent

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as Prior Agent

By:
Name:
Title:

Intercreditor Agreement

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Note Collateral Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Bank Agent

By:	/s/ John M. Hariaczy
Name: John M. Hariaczy
Title: Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Bank Canadian Agent

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as Prior Agent

By:
Name:
Title:

Intercreditor Agreement

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Note Collateral Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Bank Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Bank Canadian Agent

By:	/s/
Name: M.N. Tam
Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as Prior Agent

By:
Name:
Title:

Intercreditor Agreement

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Note Collateral Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Bank Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Bank Canadian Agent

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as Prior Agent

By:	/s/ Howard
Name: Howard
Title: Vice President

Intercreditor Agreement

Schedule I

Entity	Address

Cellu Tissue Holdings, Inc.	c/o Cellu Tissue Holdings, Inc.
Cellu Tissue Corporation - Natural Dam	3440 Francis Road
Cellu Tissue Corporation - Neenah	Alpharetta, Georgia 30004
Cellu Tissue LLC	Telephone: (678) 393-2146
Coastal Paper Company	Telecopy: (678) 393-2657
Interlake Acquisition Corporation Limited
Menominee Acquisition Corporation
Van Paper Company
Van Timber Company
Cellu Paper Holdings, Inc.

The Bank of New York Trust Company, N.A., as Note Collateral Agent	222 Berkley Street, 2nd Floor Boston, Massachusetts 02116 Facsimile: (617) 351-2401 Attention: Peter Murphy

JPMORGAN CHASE BANK, N.A., as Bank Agent	1111 Fannin, 10th Floor Houston, Texas 77002 Facsimile: Attention:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Bank Canadian Agent	20 Bay Street, Suite 1800 Toronto, Ontario M5J 2J2 Facsimile: 416-981-9174 Attention: Funding Office

Intercreditor Agreement